EXHIBIT 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE

SARBANES-OXLEY ACT OF

2002 (18 U.S.C. SECTION 1350)

In connection with the accompanying Annual Report of Crucial Innovations Corp. (the “Company”) on Form 10-K for the period ended December 31, 2023 (the “Report”), I, Jon-Paul Doran, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)       To my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 9, 2024

CRUCIAL INNOVATIONS CORP.

/s/ Jon-Paul Doran
Jon-Paul Doran
Chief Executive Officer